Exhibit (10)(a)


                       STARTECH ENVIRONMENTAL CORPORATION
                             2000 STOCK OPTION PLAN

Section 1. Purpose.
------------------

     The purpose of the Startech Environmental Corporation 2000 Stock Option Plan (the "Plan") is to advance the interests of the Startech Environmental Corporation (the "Company"), its Affiliated Companies (as defined in Section 2) and all its shareholders by encouraging and enabling the acquisition of a financial interest in the Company by officers, other key employees and consultants of the Company or its Affiliated Companies. In addition, the Plan is intended to aid the Company and its Affiliated Companies to compete with other companies offering similar plans in attracting and retaining key employees, to stimulate the efforts of such employees and to strengthen their desire to remain in the employ of the Company and its Affiliated Companies.

Section 2. Definitions.
-----------------------

     "Common Stock" means Startech Environmental Corporation Common Stock, no par value per share.

     "Affiliated Company" or "Affiliated Companies" means corporation(s) or other business organization(s) in which the Company owns, directly or indirectly, 20% or more of the voting stock or capital at the relevant time.

     "Business Day" means a day on which the NASDAQ National Market is open for securities trading.

     "Change in Control" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934 (" 1934 Act") as in effect on January 1, 2000, provided that such a change in control shall be deemed to have occurred at such time as (i) any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the 1934 Act), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act as in effect on January 1, 2000) directly or indirectly, of securities representing 20% or more of the combined voting power for election of directors of the then outstanding securities of the Company or any successor of the Company; (ii) during any period of two (2) consecutive years or less, individuals who at the beginning of such period constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority of the Board of Directors, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) the shareholders of the Company approve any merger or consolidation as a result of which the Startech Environmental Corporation Common Stock (as defined below) shall be changed, converted or exchanged (other than a merger with a wholly owned subsidiary of the Company) or any liquidation of the Company or any sale or other disposition of 50% or more of the assets or earning power of the Company; or (iv) the shareholders of the Company approve any merger or consolidation to which the Company is a party as a result of which the persons who were shareholders of the Company immediately prior to the effective date of the merger or consolidation shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation; provided, however, that no Change in Control shall be deemed to have occurred if, prior to such times as a Change in Control would otherwise be deemed to have occurred, the Board of Directors determines otherwise.

     "Committee" means a committee appointed by the Board of Directors in accordance with the Company's By-Laws from among its members. Unless and until its members are not qualified to serve on the Committee pursuant to the provisions of the Plan, the Compensation Committee of the Board shall function as the Committee. Eligibility requirements for members of the Committee shall comply with Rule 16b-3 under the 1934 Act, or any successor rule or regulation.

     "Disabled" or "Disability" means the optionee meets the definition of "disabled" under Section 22(e) of the Internal Revenue Code of 1986, as, amended.

     "ISO means an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     "Majority-Owned Affiliated Company" means a Affiliated Company in which the Company owns, directly or indirectly, 50% or more of the of the voting stock or capital on the date an Option is granted.

     "NSO" means a non-statutory stock option that does not constitute an ISO.

     "Options" means ISOs and NSOs granted under this Plan.

     "Retire" means to enter Retirement.

     "Retirement" means an employee's termination of employment by reason of retirement.

Section 3. Options.
-------------------

     The Company may grant ISOs and NSOs to those persons meeting the eligibility requirements in Section 6.


Section 4.  Administration.
--------------------------

     The Plan shall be administered by the Committee. No person, other than members of the Committee, shall have any discretion concerning decisions regarding the Plan. The Committee shall determine the key employees and consultants of the Company and its Affiliated Companies (including officers, whether or not they are directors) to whom, and the time or times at which, Options will be granted; the number of shares to be subject to each Option; the duration of each Option; the time or times within which the Option may be exercised; the cancellation of the Option (with the consent of the holder thereof); and the other conditions of the grant of the Option, at grant or while outstanding, pursuant to the terms of the Plan. The provisions and conditions of the Options need not be the same with respect to each optionee or with respect to each Option.

     The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific conditions and provisions of the Options granted hereunder by the Committee, shall be final and conclusive for all purposes and upon all persons including, but without limitation, the Company, its Affiliated Companies, the Committee, the Board, officers and the affected employees and consultants of the Company and/or its Affiliated Companies, optionees and the respective successors in interest of any of the foregoing.

Section 5.  Stock.
------------------

     The Common Stock to be issued, transferred and/or sold under the Plan shall be made available from authorized and unissued Common Stock or from the Company's treasury shares. The total number of shares of Common Stock that may be issued or transferred under the Plan pursuant to Options granted thereunder may not exceed 1,000,000 shares (subject to adjustment as described below). Such number of shares shall be subject to adjustment in accordance with Section 11. Common Stock subject to any unexercised portion of an Option which expires or is canceled, surrendered or terminated for any reason may again be subject to Options granted under the Plan.

Section 6. Eligibility.
-----------------------

     Options may be granted to employees and consultants of the Company and its Majority-Owned Affiliated Companies. The Committee may grant Options to particular employee(s) or consultants of an Affiliated Company who within the past eighteen (18) months were employee(s) or consultants of the Company or a Majority-Owned Affiliated Company, and in instances to be determined by the Committee in its sole discretion, employees or consultants of an Affiliated Company who have not been employees or consultants of the Company or a Majority-Owned Affiliated Company within the past eighteen (18) months.

Section 7. Awards of Options.
-----------------------------

     Except as otherwise specifically provided in this Plan, Options granted pursuant to the Plan shall be subject to the following terms and conditions:

          (a) Option Price. The option price shall be 100% of the fair market value of the Common Stock on the date of grant. The fair market value of a share of Common Stock shall be the closing market price at which a share of Common Stock shall have been sold on the day preceding the date of grant, or on the next preceding trading day if such date was not a trading date, as reported on the NASDAQ National Market Consolidated Trading Listing or such other market as the Company's Common Stock is regularly traded.

          (b) Payment. The option price shall be paid in full at the time of exercise, except as provided in the next sentence. If an exercise is executed by using the cashless method, the exercise price shall be paid in full no later than the close of business on the fourth Business Day following the exercise.

     Payment may be in cash or, upon conditions established by the Committee, by delivery of shares of Common Stock owned for at least six (6) months by the optionee.

     The optionee, if a U.S. taxpayer, may elect to satisfy Federal, state and local income tax liabilities due by reason of the exercise by the withholding of shares of Common Stock.

     If shares are delivered to pay the option price or if shares are withheld for U.S. taxpayers to satisfy such tax liabilities, the value of the shares delivered or withheld shall be computed on the basis of the reported market price at which a share of Common Stock most recently traded prior to the time the exercise order was processed. Such price will be determined by reference to the OTC Bulletin Board, the NASDAQ National Market Consolidated Trading or to such other market on which the Company's Common Stock is regularly traded.

          (c) Exercise May Be Delayed Until Withholding is Satisfied. The Company may refuse to exercise an Option if the optionee has not made arrangements satisfactory to the Company to satisfy the tax withholding which the Company determines is necessary to comply with applicable requirements.

          (d) Duration of Options. The duration of Options shall be determined by the Committee, but in no event shall the duration of an ISO exceed ten (10) years from the date of its grant or the duration of an NSO exceed fifteen (15) years from the date of its grant.

          (e) Other Terms and Conditions. Options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time, including vesting provisions; provided, however, that, except in the event of a Change in Control or the Disability or death of the optionee, no ISO Option shall be exercisable in whole or in part for a period of twelve (12) months from the date on which the Option is granted. The grant of an Option to any employee shall not affect in any way the right of the Company and any Affiliated Company to terminate the employment of the holder thereof.

     (f) ISOs. The Committee, with respect to each grant of an Option to an optionee, shall determine whether such Option shall be an ISO, and, upon determining that an Option shall be an ISO, shall designate it as such in the written instrument evidencing such Option. If the written instrument evidencing an Option does not contain a designation that it is an ISO, it shall not be an ISO.

     The aggregate fair market value (determined in each instance on the date on which an ISO is granted) of the Common Stock with respect to which ISOs are first exercisable by any optionee in any calendar year shall not exceed $100,000 for such optionee. If any subsidiary or Majority-Owned Affiliated Company of the Company shall adopt a stock option plan under which options constituting ISOs may be granted, the fair market value of the stock on which any such incentive stock options are granted and the times at which such incentive stock options will first become exercisable shall be taken into account in determining the maximum amount of ISOs which may be granted to the optionee under this Plan in any calendar year.

          (g) 10% Shareholder. If any employee to whom an ISO is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 425(d) of the Code), then the following special provisions shall be applicable to the ISO granted to such individual:

               (i) The purchase price per share of the Common Stock subject to such ISO shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

               (ii) The option exercise period shall not exceed five years from the date of grant.

Section 8.  Nontransferability of Option.
----------------------------------------

     No ISO granted pursuant to the Plan shall be transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, the ISO shall be exercisable only by the optionee personally or by the Optionee's legal representative. Any NSO granted pursuant to the Plan shall be transferrable to any member of such Optionee's "immediate family" (as such term is defined in Rule 16a-1(c) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation) or to a trust or family partnership whose beneficiaries are members of such optionee's "immediate family" or to a qualified charitable organization to which contributions are deductible for tax purpose pursuant to Section 170 of the Internal Revenue Code of 1986, as amended.

Section 9. Effect of Termination of Employment, Other Changes of Employment or Employer Status, Death, Retirement or a Change in Control.
--------------------------------------------------------------------------------


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                Event                              Impact on Vesting                 Impact on Exercise Period
--------------------------------------------------------------------------------------------------------------------
Employment terminates upon Disability.   All options become immediately         Option expiration date provided in
                                         vested.                                grant continues to apply.
--------------------------------------------------------------------------------------------------------------------
Employment terminates upon Retirement.   Option held at least 12 full calendar  Option expiration date provided in
                                         months become immediately vested;      grant continues to apply.
                                         options held less than 12 full
                                         calendar months are forfeited.
--------------------------------------------------------------------------------------------------------------------
Employment terminates upon death.        All options become immediately         Right of executor, administrator of
                                         vested.                                estate (or other transferee
                                                                                permitted by Section 8) terminates on
                                                                                earlier of (1) 12 months from the
                                                                                date of death, or (2) the expiration
                                                                                date provided in the Option.
--------------------------------------------------------------------------------------------------------------------
Employment terminates upon Change in     All options become immediately         Option expiration date provided in
Control.                                 vested.                                grant continues to apply.
--------------------------------------------------------------------------------------------------------------------
Termination of employment for other      Unvested options are forfeited.        Expires upon earlier of 3 months
reasons (Optionees should be aware                                              from termination date or option
that the receipt of severance does not                                          expiration date provided in grant.
extend their termination date).
--------------------------------------------------------------------------------------------------------------------
US military leave.                       Vesting continues during leave.        Option expiration date provided in
                                                                                grant continues to apply.
--------------------------------------------------------------------------------------------------------------------
Eleemosynary service.                    Committee's discretion.                Committee's discretion.
--------------------------------------------------------------------------------------------------------------------
US FMLA leave of absence.                Vesting continues during leave.        Option expiration date provided in
                                                                                grant continues to apply.
--------------------------------------------------------------------------------------------------------------------
Company investment in optionee's         Unvested options are forfeited.        Expires upon earlier of 3 months
employer falls under 20% (this                                                  from  termination date or option
constitutes a termination of                                                    expiration date provided in grant.
employment under the Plan, effective
the date the investment falls below
20%)
               OR
employment is transferred to an entity
in which the Company's ownership
interest is less than 20%.
--------------------------------------------------------------------------------------------------------------------
Employment transferred to Affiliated     Vesting continues after transfer.      Option expiration date provided in
Company.                                                                        grant continues to apply.
--------------------------------------------------------------------------------------------------------------------
Death after employment has terminated    Not applicable.                        Right of Executor, administrator of
but before option has expired (note                                             estate (or other  transferee
that termination of employment may                                              permitted by Section 8) terminates
have resulted in a change to the                                                on earlier of (1) 12 months from
original option expiration date                                                 the date of death, or (2) the
provided in the grant).                                                         Option expiration that applied at
                                                                                the date of death (Note that
                                                                                termination of employment may have
                                                                                resulted in a change to the original
                                                                                option expiration date provided in
                                                                                the grant).

--------------------------------------------------------------------------------------------------------------------

     In the case of other leaves of absence not specified above, optionees will be deemed to have terminated employment (so that options unvested will expire and the option exercise period will end on the earlier of 6 months from the date the leave began or the option expiration date provided in the grant), unless the Committee identifies a valid business interest in doing otherwise in which case it may specify what provisions it deems appropriate in its sole discretion; provided that the Committee shall have no obligation to consider any such matters.

     Notwithstanding the foregoing provisions, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of an optionee's termination on the expiration or exercisability of Options at the time of grant or (with the consent of the affected optionee) outstanding Options. However, no Option can have a term of more than fifteen years.

Section 10. No Rights as a Share Owner.
---------------------------------------

     An optionee or a transferee of an optionee pursuant to Section 8 shall have no right as a share owner with respect to any Common Stock covered by an Option or receivable upon the exercise of an Option until the optionee or transferee shall have become the holder of record of such Common Stock and no adjustments shall be made for dividends in cash or other property or other distributions or rights in respect to such Common Stock for which the record date is prior to the date on which the optionee or transferee shall have in fact become the holder of record of the share of Common Stock acquired pursuant to the Option.

Section 11.  Adjustment in the Number of Shares and in Option Price.
-------------------------------------------------------------------

     In the event there is any change in the shares of Common Stock through the declaration of stock dividends, or stock splits or through recapitalization or merger or consolidation or combination of shares or spin-offs or otherwise, the Committee or the Board shall make such adjustment, if any, as it may deem appropriate in the number of shares of Common Stock available for Options as well as the number of shares of Common Stock subject to any outstanding Option and the option price thereof. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to any Option without payment therefor.

Section 12.  Cancellation And New Grant of Options.
--------------------------------------------------

     The Board shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options.

Section 13. Regulatory Compliance and Listing.
----------------------------------------------

     The delivery of any shares issuable upon exercise of an Option granted under the Plan may be postponed by the Company for such period as may be required to comply with any applicable requirements under the Federal or State securities laws, any applicable listing or other requirements of any national securities exchange and requirements under any other law or regulation applicable to the delivery of such shares, and the Company shall not be obligated to deliver any such shares under the Plan if such delivery shall constitute a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange. In addition, the shares when delivered may be subject to conditions, including transfer restrictions, if required to comply with applicable securities law.

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



Section 14. Amendments, Modifications and Termination of the Plan.
-----------------------------------------------------------------

     The Board or the Committee may terminate the Plan at any time. From time to time, the Board or the Committee may suspend the Plan, in whole or in part. From time to time, the Board or the Committee may amend the Plan, in whole or in part, including the adoption of amendments deemed necessary or desirable to qualify the Options under the laws of various countries (including tax laws) and under rules and regulations promulgated by the Securities and Exchange Commission with respect to employees who are subject to the provisions of
Section 16 of the 1934 Act, or to correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Option granted thereunder, or for any other purpose or to any effect permitted by applicable laws and regulations, without the approval of the share owners of the Company. However, in no event may additional shares of Common Stock be allocated to the Plan without shareholder approval. Without limiting the foregoing, the Board of Directors or the Committee may make amendments applicable or inapplicable only to participants who are subject to Section 16 of the 1934 Act.

     No amendment or termination or modification of the Plan shall in any manner affect any Option theretofore granted without the consent of the optionee, except that the Committee may amend or modify the Plan in a manner that does affect Options theretofore granted upon a finding by the Committee that such amendment or modification is in the best interest of holders of outstanding Options affected thereby. Grants of ISOs may be made under this Plan until ten years from the Effective Date or such earlier date as this Plan is terminated, and grants of NSOs may be made until all of the shares of Common Stock authorized for issuance hereunder (adjusted as provided in Section 11) have been issued or until this Plan is terminated, whichever first occurs. The Plan shall terminate when there are no longer Options outstanding under the Plan, unless earlier terminated by the Board or by the Committee. Absent the occurrence of any of the foregoing events, the Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors.

Section 15. Governing Law.
--------------------------

     The Plan and all determinations made and actions taken pursuant thereto shall be governed by the laws of the State of Delaware and construed in accordance therewith.

Section 16.  Effective Date.
---------------------------

     The Plan shall become effective when adopted by the Board of Directors, but no ISO granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, any ISO's previously granted under the Plan shall terminate and no further ISO shall be granted. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section
12) shall become effective when adopted by the Board of Directors, but no ISO issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such ISO to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any ISO's granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, Options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

                                Adopted by the Board of Directors


                                January 24, 2000

                                       7